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                                                                    EXHIBIT 3.37


                                STATE OF FLORIDA

                            ARTICLES OF INCORPORATION

                                       OF

                             EMSA MANAGED CARE, INC.

         THE UNDERSIGNED, ACTING AS INCORPORATORS OF A CORPORATION UNDER THE FLORIDA GENERAL CORPORATION ACT, ADOPT THE FOLLOWING
ARTICLES OF INCORPORATION.

         FIRST: THE NAME OF THE CORPORATION IS EMSA MANAGED CARE, INC.

         SECOND: THE PERIOD OF ITS DURATION IS PERPETUAL.

         THIRD: THE PURPOSE OR PURPOSES FOR WHICH THE CORPORATION IS ORGANIZED
ARE:

         TO ENGAGE IN THE TRANSACTION OF ANY OR ALL LAWFUL BUSINESS FOR WHICH CORPORATIONS MAY BE INCORPORATED UNDER THE PROVISIONS OF
THE FLORIDA GENERAL CORPORATION ACT.

         FOURTH: THE AGGREGATE NUMBER OF SHARES WHICH THE CORPORATION SHALL HAVE AUTHORITY TO ISSUE IS:

         1,000 COMMON SHARES @ $1.00

         FIFTH: THE STREET ADDRESS OF THE INITIAL REGISTERED OFFICE OF THE CORPORATION IS 100 N.W. 70TH AVENUE, PLANTATION, FLORIDA 33317, AND THE NAME OF ITS INITIAL REGISTERED AGENT AT SUCH ADDRESS IS GEORGE W. McCLEARY, JR.

         SIXTH: THE NUMBER OF DIRECTORS CONSTITUTING THE INITIAL BOARD OF DIRECTORS OF THE CORPORATION IS ONE (1), AND THE NAMES AND ADDRESS OF THE PERSONS WHO ARE TO SERVE AS DIRECTORS UNTIL THE FIRST ANNUAL MEETING OF SHAREHOLDERS OR UNTIL THEIR SUCCESSORS ARE ELECTED AND SHALL QUALIFY ARE:

         J. CLIFFORD FINDEISS                    100 N.W. 70TH AVENUE
                                                 PLANTATION, FLORIDA  33317
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         SEVENTH: THE NAME AND ADDRESS OF EACH INCORPORATOR IS:

         BARBARA A. BURKE                        8751 WEST BROWARD BOULEVARD
                                                 PLANTATION, FLORIDA 33324

         DOMENICO A. BORRIELLO                   8751 WEST BROWARD BOULEVARD
                                                 PLANTATION, FLORIDA 33324

         ACCEPTANCE BY THE REGISTERED AGENT:

         GEORGE W. McCLEARY, JR. IS FAMILIAR WITH AND ACCEPTS THE
OBLIGATIONS PROVIDED FOR IN S. 607.325.

         DATED:  May 22, 1989.

                                                /s/ Barbara A. Burke
                                                ______________________________
                                                BARBARA A. BURKE

                                                /s/ Domenico A. Borriello
                                                ______________________________
                                                DOMENICO A. BORRIELLO

                                                ______________________________
                                                INCORPORATORS

STATE OF FLORIDA

COUNTY OF BROWARD

         THE FOREGOING INSTRUMENT WAS ACKNOWLEDGED BEFORE ME THIS
22ND DAY OF MAY, 1987, BY BARBARA A. BURKE OF EMSA MANAGED CARE, INC.

         MY COMMISSION EXPIRES:

                                                /s/
                                                ______________________________
                                                         Notary Public


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                              ARTICLES OF AMENDMENT

                                       OF

                             EMSA MANAGED CARE, INC.
                            (BY VOTE OF SHAREHOLDERS)


         PURSUANT TO SECTION 607.181 OF THE GENERAL CORPORATION ACT OF FLORIDA, THE UNDERSIGNED CORPORATION ADOPTS THESE ARTICLES OF
AMENDMENT.

         FIRST: THE NAME OF THE CORPORATION IS EMSA MANAGED CARE, INC.

         SECOND: THE ARTICLES OF INCORPORATION OF THIS CORPORATION IS AMENDED BY CHANGING THE ARTICLE NUMBERED "FIRST" SO THAT, AS AMENDED, SAID ARTICLE SHALL READ AS FOLLOWS:

                              EMSA LOUISIANA, INC.

         THIRD: THE AMENDMENT TO THE ARTICLES OF INCORPORATION WAS ADOPTED BY THE SHAREHOLDERS OF THE CORPORATION ON THE 16 DAY OF JUNE, 1989.

         FOURTH: IF SUCH AMENDMENT PROVIDES FOR AN EXCHANGE, RECLASSIFICATION OR CANCELLATION OF ISSUED SHARES, THE MANNER IN WHICH THE SAME SHALL BE EFFECTED, IF IT IS NOT SET FORTH IN THE

AMENDMENT ITSELF, IS AS FOLLOWS:
SIGNED THIS 16 DAY OF JUNE, 1989.
                                                   EMSA MANAGED CARE, INC.


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                                                BY:  /s/ J. Clifford Findeiss
                                                     __________________________
                                                     PRESIDENT

                                                J. Clifford Findeiss, President
                                                _______________________________
                                                (TYPE OR PRINT NAME AND
                                                CAPACITY)

                                                /s/ George McCleary
                                                _______________________________
                                                (SECRETARY OR ASSISTANT
                                                SECRETARY

                                                George McCleary
                                                _______________________________
                                                (TYPE OR PRINT NAME AND
                                                CAPACITY)


STATE OF FLORIDA

COUNTY OF BROWARD

                  THE FOREGOING INSTRUMENT WAS ACKNOWLEDGED BEFORE ME THIS 16 DAY OF JUNE, 1989, BY J. CLIFFORD FINDEISS, PRESIDENT OF EMSA LOUISIANA, INC., ON BEHALF OF THE CORPORATION.

                  MY COMMISSION EXPIRES JAN. 5, 1993.

                                                /s/ Mary Ann D'Armato
                                                ______________________________
                                                        NOTARY PUBLIC

(SEAL)


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